UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

TRUBRIDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41992	74-3032373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 St. Emanuel Street, Mobile, Alabama	36602
(Address of Principal Executive Offices)	(Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TBRG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 23, 2026, TruBridge, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Inventurus Knowledge Solutions, Inc., a Delaware corporation (“Parent”), IKS Next Horizon, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and solely for certain limited purposes as specified therein, Inventurus Knowledge Solutions Limited, an Indian public limited company (“TopCo”), providing for the acquisition of the Company by Parent as described below. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Also on April 23, 2026, concurrently with the execution of the Merger Agreement, the Company entered into a Voting and Support Agreement (each, a “Support Agreement”) with each of (a) L6 Holdings Inc. (“L6”) and Pinetree Capital Ltd. (“Pinetree”) and (b) Ocho Investments LLC (“Ocho” and collectively with L6 and Pinetree, the “Specified Stockholders”), pursuant to which each Specified Stockholder agreed to, among other things, vote their shares of capital stock of the Company in favor of the adoption of the Merger Agreement.

The Merger Agreement

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, $0.001 par value (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares of Company Common Stock owned by Parent, Merger Sub, the Company, or any of their respective wholly-owned subsidiaries, and (ii) shares of Company Common Stock owned by stockholders of the Company who have properly demanded and not withdrawn or otherwise waived or lost such right to appraisal under Delaware law (collectively, “Excluded Shares”)) will be converted into the right to receive $26.25 per share in cash, without interest (the “Per Share Merger Consideration”).

Pursuant to the terms of the Merger Agreement, at the Effective Time, equity-based awards outstanding under the Company’s Amended and Restated 2019 Incentive Plan and Second Amended and Restated 2019 Incentive Plan immediately prior to the Effective Time will generally be subject to the following treatment:

•

Any vesting conditions applicable to each outstanding restricted stock award (each, a “Company RSA”) will be automatically accelerated in full, and such Company RSA will be converted into the right to receive, with respect to each share of Company Common Stock subject to such Company RSA (subject to any proration as set forth in an applicable award agreement), the Per Share Merger Consideration (less applicable taxes required to be withheld) and cancelled pursuant to the Merger Agreement; and

•

Any performance conditions applicable to each outstanding performance share award (each, a “Company PSA”) will automatically cease to apply, and such Company PSA will be converted into the right to receive, with respect to each share of Company Common Stock subject to such Company PSA (subject to any proration as set forth in an applicable award agreement), the Per Share Merger Consideration (less applicable taxes required to be withheld) and cancelled pursuant to the Merger Agreement, provided that the number of shares of Company Common Stock subject to each such Company PSA immediately prior to the Effective Time will be determined based on actual performance through the Effective Time (or, if actual performance is not reasonably determinable, target performance).

The consummation of the Merger is subject to various conditions, including, among others, customary conditions including (i) the adoption of the Merger Agreement by the Requisite Company Vote (as defined in the Merger Agreement), (ii) the statutory waiting period (and any extensions thereof) applicable to the consummation of the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and, if applicable, any contractual waiting periods under any timing agreements in connection therewith, will have expired or been earlier terminated, (iii) no Governmental Entity (as defined in the Merger Agreement) will have enacted or enforced any law or order that is in effect and prevents the consummation of the transactions contemplated by the Merger Agreement, and (iv) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement). The obligation of each party to consummate the Merger is also conditioned on the accuracy of the other party’s representations and warranties (subject to certain materiality exceptions) and the other party’s compliance, in all material respects, with its covenants and agreements under the Merger Agreement. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions for alternative acquisition proposals that constitute Superior Proposals (as defined in the Merger Agreement) or could reasonably be expected to result in a Superior Proposal.

The Merger Agreement provides for certain customary termination rights of the Company and Parent, including the right of either party to terminate the Merger Agreement if (i) the transactions contemplated by the Merger Agreement have not been consummated by 5:00 p.m. (New York time) on October 23, 2026 (the “Outside Date”), (ii) any Governmental Entity has enacted any law that is in effect and prevents the consummation of the transactions contemplated by the Merger Agreement and such law becomes final, binding and non-appealable, (iii) the Requisite Company Vote is not obtained, or (iv) the approval by the shareholders of TopCo as may be necessary in connection with the Debt Financing (as defined in the Merger Agreement), as required under the Laws of India, which approval is duly provided by the shareholders of TopCo by way of a special resolution approved, in a duly convened extraordinary general meeting of TopCo or by means of postal ballot conducted by TopCo in accordance with the laws of India, where the votes cast in favor of such special resolution by the shareholders of TopCo entitled and voting are at least three times the number of votes, if any, cast against the special resolution by members so entitled and voting (the “Requisite TopCo Approval”), is not obtained by June 22, 2026; provided that such right to terminate shall not be available to Parent if Parent or TopCo has breached any of its respective obligations related to obtaining the Requisite TopCo Approval. The Company may terminate the Merger Agreement in certain circumstances, including to accept a Superior Proposal on the terms set forth in the Merger Agreement. Parent may terminate the Merger Agreement in certain circumstances, including if the Board of Directors of the Company has effected a Change of Recommendation (as defined in the Merger Agreement). The Merger Agreement also provides that the Company will be required to pay Parent a termination fee of $12,292,875 in certain circumstances, including if the Company terminates the Merger Agreement to accept a Superior Proposal or if Parent terminates the Merger Agreement because the Board of Directors of the Company has effected a Change of Recommendation, or upon certain other triggering events. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $24,585,750 if (i) either the Company or Parent terminates the Merger Agreement due to the failure to obtain the Requisite TopCo Approval or (ii) the Company terminates the Merger Agreement after (a) all mutual conditions to closing and all conditions to Parent’s and Merger Sub’s obligations to effect the closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing but subject to the ability for such conditions to be satisfied), (b) the Company has confirmed in writing that it is ready, willing and able to consummate the closing, and (c) Parent and Merger Sub fail to consummate the merger when required under the Merger Agreement, following a five (5) business day notice period.

In connection with obtaining the Requisite TopCo Approval, TopCo and the TopCo Specified Shareholders (as defined in the Merger Agreement) have entered into a Voting and Support Letter (the “TopCo Support Agreement”), pursuant to which the TopCo Specified Shareholders agreed to vote all of their Owned Shares (as defined in the TopCo Support Agreement) in favor of certain shareholder approval matters required under the SEBI (Listing Obligations and Disclosure Requirements) Regulations, 2015 in connection with the Debt Financing (as defined in the Merger Agreement). The TopCo Specified Shareholders beneficially own, in the aggregate, approximately 62% of the equity shares of TopCo.

The Merger Agreement contains customary representations, warranties and covenants of the Company, TopCo, Parent and Merger Sub, including, among others, covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. Each of the Company, Parent and TopCo has agreed to use its respective reasonable best efforts to take all actions necessary or advisable to obtain all required regulatory approvals, including the HSR Act, subject to certain exceptions. In addition, the Merger Agreement contains certain commitments relating to the Company’s incurrence of legal expenses in connection with the transaction.

Parent has obtained a debt commitment letter, pursuant to which certain lenders have agreed to provide debt financing to Parent, subject to the terms and conditions set forth therein, to pay the aggregate consideration required to be paid by Parent under the Merger Agreement and related fees and expenses. The consummation of the transactions contemplated by the Merger Agreement is not conditioned on the availability of any financing to Parent.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

A copy of the Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, TopCo or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and may not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information will not necessarily be fully reflected in the Company’s public disclosures.

The Support Agreements

Pursuant to the Support Agreements, each Specified Stockholder has agreed to, among other things, vote its shares of capital stock of the Company: (i) in favor of (a) the Merger and the adoption of the Merger Agreement, (b) each of the other actions contemplated by the Merger Agreement, and (c) the adjournment of any meeting of the Company’s stockholders in accordance with Section 8.3 of the Merger Agreement and (ii) against any Acquisition Proposal (as defined in the Merger Agreement). In addition, each Specified Stockholder irrevocably appointed the Company and its designees as proxy to vote such Specified Stockholder’s shares in favor of such matters if such Specified Stockholder has not already so voted by two (2) business days prior to the applicable meeting. The Specified Stockholders collectively own, in the aggregate, approximately 27% of the Company Common Stock.

The Support Agreements will terminate upon the earliest to occur of (i) the Effective Time, (ii) the valid termination of the Merger Agreement in accordance with its terms, (iii) with the prior written consent of Parent, the mutual written agreement of the parties to the applicable Support Agreement, (iv) a Change of Recommendation effected by the Board of Directors of the Company in accordance with the Merger Agreement, (v) any amendment to, or modification or waiver of any provision of, the Merger Agreement that (a) decreases the amount or changes the form of the merger consideration payable to the stockholders of the Company or (b) amends any other term or condition of the Merger Agreement in a manner that is materially adverse to the applicable Specified Stockholder’s rights under the Merger Agreement, (vi) the receipt of the Requisite Company Vote, or (vii) the Outside Date.

Under the terms of the Support Agreements, each Specified Stockholder has agreed not to transfer, sell, pledge, encumber or otherwise dispose of any of its shares of Company Common Stock during the term of the Support Agreement, subject to certain exceptions, and irrevocably waived, to the maximum extent of the law, and agreed not to assert, any appraisal rights under Section 262 of the Delaware General Corporation Law, with respect to all of such Specified Stockholder’s Owned Shares in connection with the Merger and the transactions contemplated by the Merger Agreement.

The foregoing summary of the Support Agreement by and among the Company and L6 and Pinetree and the Support Agreement by and between the Company and Ocho does not purport to be complete and is subject to, and qualified in their entirety by, the full text of such agreements, which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On April 23, 2026, the Company and TopCo issued a joint press release announcing the entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained under this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning.

Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between the parties to the proposed transaction; the risk that the Company stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner, including approval by the shareholders of TopCo as may be necessary in connection with the debt financing for the transaction; risks related to the satisfaction of the conditions to funding, finalization of the financing documentation and the consummation of the financing contemplated for the proposed transaction; risks related to potential litigation brought in connection with the proposed transaction; risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on the Company’s operating results and businesses generally; the amount of the costs, fees, expenses and other charges related to the proposed transaction; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; and such other factors as are set forth in the Company’s periodic public filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to those described under the headings “Risk Factors” and “Special Note Regarding Forward Looking Statements” in its Form 10-K for the fiscal year ended December 31, 2025 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at https://www.sec.gov.

The Company’s forward-looking statements speak only as of the date they are made. The Company is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Persons reading this Current Report on Form 8-K and the information incorporated herein by reference are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company, TopCo and Parent. In connection with the proposed transaction, the Company will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials regarding the proposed transaction. Following the filing of the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to its stockholders in connection with the proposed transaction. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TOPCO, PARENT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available) as well as other filings containing information about the Company, without charge, at the SEC’s website, http://www.sec.gov.

Participants in Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2025 Annual Meeting of Stockholders, including under the headings entitled “Proposal 1: Election of Directors”, “Corporate Governance and Board Matters”, “Executive Compensation and Other Information”, “Security Ownership of Certain Beneficial Owners and Management”, “Proposal 2: Approval of the Second Amendment to the Certificate of Incorporation to Declassify Our Board of Directors”, “Proposal 3: Approval of TruBridge, Inc. Second Amended and Restated 2019 Incentive Plan”, and “Proposal 4: Advisory Vote on Compensation of Our Named Executive Officers”, which was filed with the SEC on March 26, 2025 and which is available at: https://www.sec.gov/Archives/edgar/data/1169445/000119312525063302/d900633ddef14a.htm, the Company’s Current Report on Form 8-K filed with the SEC on January 8, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312526007672/d96923d8k.htm, the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525229309/d894776d8k.htm, and the Company’s Current Report on Form 8-K filed with the SEC on May 8, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525115975/d848279d8k.htm.

To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1169445&owner=exclude. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated April 23, 2026, by and among TruBridge, Inc., Inventurus Knowledge Solutions, Inc., IKS Next Horizon, Inc. and, for certain limited purposes, Inventurus Knowledge Solutions Limited.

10.1	Voting and Support Agreement, dated April 23, 2026, by and among TruBridge, Inc., Pinetree Capital Ltd. and L6 Holdings Inc.

10.2	Voting and Support Agreement, dated April 23, 2026, by and between TruBridge, Inc. and Ocho Investments LLC.

99.1	Joint Press Release, dated April 23, 2026, by TruBridge, Inc. and Inventurus Knowledge Solutions Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally to the U.S. Securities and Exchange Commission upon request copies of any omitted schedules; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRUBRIDGE, INC.

Date: April 23, 2026	By:	/s/ Christopher L. Fowler
	Name:	Christopher L. Fowler
	Title:	President and Chief Executive Officer